Exhibit 10(g)(10)




                                1
                         NINTH AMENDMENT
                             TO THE
                       QUAKER SUPPLEMENTAL
                  EXECUTIVE RETIREMENT PROGRAM



          WHEREAS, The Quaker Supplemental Executive Retirement
Program (the "Program") was previously adopted, effective August
1, 1989 by The Quaker Oats Company (the "Company"); and

          WHEREAS, the Program provides that the Compensation
Committee of the Board of Directors of the Company (the
"Committee") has the power to amend the Program; and

          WHEREAS, it is desirable to amend the Program, and the Committee has authorized adoption of this Ninth Amendment to the Program, subject to the discretion of the Senior Vice President - Human Resources, and authorized the officers of the Company to execute any documents in connection herewith;

          NOW, THEREFORE, the Program is hereby amended as follows, effective as of September 18, 1995, by substituting "-1-
" for "-0-" in the Additional Years of Service column for Walter
G. VanBenthuysen where it appears in Schedule A of the Program.


          IN WITNESS WHEREOF, this Amendment is executed by a duly authorized officer of the Company.


                              THE QUAKER OATS COMPANY



September 18, 1995            By:  Douglas J. Ralston
                              Its:  Senior Vice President